UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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TRADESTAR SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRADESTAR SERVICES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 23, 2006

To Our Stockholders:

You are cordially invited to the 2006 Annual Meeting of Stockholders of Tradestar Services, Inc. (the “Company”) which will be held at Three Riverway, Suite 1500, Houston, Texas 77056, on October 23, 2006, beginning at 2:00 p.m., local time, for the following purposes:

1.      To elect eight members to our Board of Directors, each to hold office until the 2007 Annual Meeting and until his successor is elected and qualified;

2.      To amend the 2005 Incentive Compensation Plan (the “2005 Plan”) to increase the total number of shares authorized to be issued under the 2005 Plan from 900,000 shares to 2,400,000 shares and to approve the grant of 854,100 options to certain employees of the Company pursuant to the 2005 Plan;

3.      To ratify the appointment of Helin, Donovan, Trubee & Wilkinson, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006; and

4.      To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

Our Board of Directors has fixed September 15, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments of the meeting, and only stockholders of record at the close of business on that date are entitled to this notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the meeting and at our offices for ten days prior to the meeting.

We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Frederick A. Huttner
Frederick A. Huttner
Chairman & Chief Executive Officer

Houston, Texas

September 29, 2006

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

TRADESTAR SERVICES, INC.
Three Riverway, Suite 1500
Houston, Texas 77056

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 23, 2006

INTRODUCTION

                This Proxy Statement is furnished to the stockholders by the Board of Directors of Tradestar Services, Inc. (the “Company”) for solicitation of proxies for use at the 2006 Annual Meeting of Stockholders to be held at Three Riverway, Suite 1500, Houston, Texas 77056, on October 23, 2006, at 2:00 p.m., local time, and at any and all adjournments of the meeting.

                The purpose of the Annual Meeting and the matters to be acted upon are set forth in the following Proxy Statement. As of the date of this Proxy Statement, our Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting. A stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is exercised by submitting a duly executed proxy bearing a later date or by delivering to our Secretary a written notice of revocation prior to the Annual Meeting, or by appearing at the meeting and expressing a desire to vote his or her shares in person. Subject to such revocation, all shares represented by a properly executed proxy received prior to or at the Annual Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted “FOR” the election of the nominees for director and “FOR” each other matter set forth in this Proxy Statement. If any other business properly comes before the meeting, votes will be cast in accordance with the proxies in respect of any such other business in accordance with the judgment of the persons acting under the proxies.

                It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about September 29, 2006.

OUTSTANDING SECURITIES AND VOTING RIGHTS

                Only stockholders of record at the close of business on the record date of September 15, 2006 are entitled to notice of and to vote at the Annual Meeting. At that date there were 23,490,000 outstanding shares of our common stock, par value $.001 per share, our only outstanding voting securities. At the Annual Meeting, each share of common stock will be entitled to one vote.

                The representation, in person or by properly executed proxy, of the holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the meeting. Stockholders are not entitled to cumulate their votes. Abstentions and broker non-votes (shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In the election of directors, holders of Common Stock are entitled to elect eight directors with the eight candidates who receive the highest number of affirmative votes being elected.

Votes against a candidate and broker non-votes have no legal effect. In matters other than the election of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders, while broker non-votes do not have any effect for purposes of determining whether a proposal has been approved.

QUESTIONS AND ANSWERS ABOUT
ABOUT THE MEETING AND VOTING

1.               WHAT IS A PROXY?

It is your legal designation of another person to vote the stock that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.  Frederick A. Huttner, our Chairman and Chief Executive Officer, and Kenneth L. Thomas, our Chief Financial Officer and Secretary, have been designated as proxies for the 2006 Annual Meeting of Stockholders.

2.               WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the 2006 Annual Meeting of Stockholders is September 15, 2006. The record date is established by our Board of Directors as required by Nevada law and our By-laws. Stockholders of record registered stockholders and street name holders) at the close of business on the record date are entitled to:

(a)           receive notice of the meeting; and

(b)          vote at the meeting and any adjournments or postponements of the meeting.

3.               WHAT IS THE DIFFERENCE BETWEEN A REGISTERED STOCKHOLDER AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered stockholder. If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name. The answer to Question 13 describes brokers’ discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.

4.               WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

(a)           In Writing:

All stockholders of record can vote by mailing in their completed proxy card (in the case of registered stockholders) or their completed vote instruction form (in the case of street name holders).

(b)          In Person:

All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5.               HOW CAN I REVOKE A PROXY?

You can revoke a proxy prior to the completion of voting at the meeting by:

(a)           giving written notice to our Secretary;

(b)          delivering a later-dated proxy; or

(c)           voting in person at the meeting.

6.               ARE VOTES CONFIDENTIAL? WHO COUNTS THE VOTES?

We will hold the votes of each stockholder in confidence from directors, officers and employees except:

(a)           as necessary to meet applicable legal requirements and to assert or  defend claims for or against us;

(b)          in case of a contested proxy solicitation;

(c)           if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

(d)          to allow the independent inspectors of election to certify the results  of the vote.

7.               WHAT ARE THE VOTING CHOICES WHEN VOTING ON DIRECTOR NOMINEES, AND WHAT VOTE IS NEEDED TO ELECT DIRECTORS?

When voting on the election of director nominees to serve until the 2007 Annual Meeting of Stockholders, stockholders may:

(a)           vote in favor of all nominees;

(b)          vote to withhold votes as to all nominees; or

(c)           withhold votes as to specific nominees.

Directors will be elected by a plurality of the votes cast.

Our Board recommends a vote “FOR” all of the nominees.

8.               WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE APPROVAL OF THE AMENDMENT TO THE 2005 INCENTIVE COMPENSATION PLAN, AND WHAT VOTE IS NEEDED TO APPROVE THE AMENDMENT?

When voting on the approval of the amendment to the 2005 Incentive Compensation Plan, stockholders may:

(a)          vote in favor of the amendment;

(b)         vote against the amendment; or

(c)          abstain from voting on the amendment.

The plan amendment will be approved if the votes cast “FOR” are a majority of the votes present in person or by proxy at the meeting. The Board recommends a vote “FOR” the plan amendment.

9.               WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE RATIFICATION OF THE  SELECTION OF HELIN, DONOVAN, TRUBEE & WILKINSON, LLP, AND WHAT VOTE IS NEEDED TO RATIFY  ITS SELECTION?

When voting on the ratification of the selection of Helin, Donovan, Trubee & Wilkinson, LLP as our independent registered public accounting firm, stockholders may:

(a)          vote in favor of the ratification;

(b)         vote against the ratification; or

(c)          abstain from voting on the ratification.

The selection of the independent registered public accounting firm will be ratified if the votes cast “FOR” are a majority of the votes present in person or by proxy at the meeting.

10.         WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Stockholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of all director nominees, FOR the approval of the amendment to the 2005 Incentive Compensation Plan and FOR the proposal to ratify the selection of Helin, Donovan, Trubee & Wilkinson, LLP.

11.         WHO IS ENTITLED TO VOTE?

You may vote if you owned stock as of the close of business on September 15, 2006. Each share of our common stock is entitled to one vote. As of September 15, 2006, we had 23,490,000 shares of common stock outstanding.

12.         WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with brokers or our transfer agent.  Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is X Clearing Corporation, 535 16th Street Mall, Suite 810, Denver, Colorado 80202, or you can reach X Clearing Corporation at (303) 573-1000.

13.         WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the meeting. If your shares are held in street name, your bank, brokerage firm or other nominee, under some circumstances, may vote your shares. Brokerage firms, banks and other nominees may vote customers’ unvoted shares on “routine” matters.  Generally, a broker may not vote a customer’s unvoted shares on non-routine matters without instructions from the customer and must instead submit a “broker non-vote.” A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved.

14.         ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Broker non-votes will not be included in vote totals and will not affect the outcome of the vote. In matters other than the elections of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders.

15.         HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

To hold the meeting and conduct business, a majority of our outstanding voting shares as of September 15, 2006 must be present at the meeting.  On this date, a total of 23,490,000 shares of our common stock were outstanding and entitled to vote. Shares representing a majority, or 11,768,490 shares, must be present. This is called a quorum.

Votes are counted as present at the meeting if the stockholder either:

(a)           Is present and votes in person at the meeting, or

(b)          Has properly submitted a proxy card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as to the shares of our common stock beneficially owned as of September 15, 2006 by (i) each person known to us to be the beneficial owner of more than 5% of our common stock; (ii) each director and nominee for director; (iii) each executive officer; and (iv) all of our directors and executive officers as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given had sole voting and investment power over the shares of common stock shown as beneficially owned by them.

	Beneficial Ownership
Directors and Executive Officers	Amount	Percent
Michael W. Hopkins (1)	4,074,359	17.2
Robert G. Wonish (2)	3,763,500	16.0
Frederick A. Huttner (3)	3,465,000	14.7
Larry M. Wright (4)	2,244,428	9.5
Douglas Parker (5)	250,000	1.1
Kenneth L. Thomas (6)	200,000	*
Richard Piske, III (7)	125,000	*
Jesse R. Marion (8)	105,332	*
Guy D. Knoller (9)	77,665	*
Directors and Executive Officers as a Group (9 persons) (10)	14,305,284	58.8

Other 5% Beneficial Owners
Clarence J. Downs (11)	3,429,200	14.6
Franklin M. Cantrell, Jr. (12)	2,682,449	11.3

*                             Less than 1%

(1)                      Includes the following securities: (a) 3,825,669 shares of common stock held by Mr. Hopkins on his own behalf; (b) currently vested warrants to purchase a total of 148,690 shares of common stock; and (c) currently vested options to purchase a total of 100,000 shares of common stock.  Mr. Hopkins was named Vice President — Business Development of the Company’s wholly-owned subsidiary, CYMRI, L.L.C., on May 23, 2006, and was subsequently elected to the Board of Directors.

(2)                      Includes the following securities: (a) 3,756,000 shares of common stock held by Mr. Wonish on his own behalf; and (b) currently vested warrants to purchase a total of 7,500 shares of common stock.  Mr. Wonish was elected as one of the Company’s Directors on May 23, 2006.

(3)                      Includes the following securities: (a) 2,975,000 shares of common stock held by Mr. Huttner and/or his wife; (b) 475,000 shares of common stock held by Sanders Huttner Ltd., a limited partnership, in which Mr. Huttner owns a 50% interest; and (c) currently vested warrants to purchase a total of 15,000 shares of common stock.  Mr. Huttner was elected as the Company’s Chairman & Chief Executive Officer on May 23, 2006 (prior thereto, he served as the Company’s Chief Financial Officer and a Director).

(4)                      Includes the following securities: (a) 2,084,000 shares of common stock held by Mr. Wright on his own behalf; and (b) currently vested warrants to purchase a total of 160,428 shares of common stock.  Mr. Wright was elected as one of the Company’s Directors on May 23, 2006.

(5)                      Includes the following securities: (a) 100,000 shares of common stock held by Mr. Parker on his own behalf; and (b) currently vested options to purchase a total of 150,000 shares of common stock.

(6)                      Includes currently vested warrants to purchase a total of 200,000 shares of common stock.  Mr. Thomas was elected as the Company’s Chief Financial Officer and Secretary on May 23, 2006.

(7)                      Includes the following securities: (a) 100,000 shares of common stock held by Mr. Piske on his own behalf; and (b) currently vested options to purchase a total of 25,000 shares of common stock.

(8)                      Includes the following securities: (a) 83,332 shares of common stock held by Mr. Marion on his own behalf; (b) 17,000 shares of common stock held by Millennium Seismic, Ltd., a company owned by Mr. Marion; and (c) currently vested warrants to purchase a total of 5,000 shares of common stock.  Mr. Marion was elected as one of the Company’s Directors on May 23, 2006.

(9)                      Includes the following securities: (a) 24,665 shares of common stock held by Mr. Knoller on his own behalf; (b) 28,000 shares of common stock held by a trust and an IRA for which Mr. Knoller is beneficiary; and (c) currently vested options to purchase a total of 25,000 shares of common stock.

(10)                The number of shares of common stock beneficially owned by all executive officers and directors as a group includes currently vested warrants to purchase a total of 536,618 shares of common stock and currently vested options to purchase a total of 300,000 shares of common stock.

(11)                Includes the following securities: (a) 3,422,600 shares of common stock held by Mr. Downs on his own behalf; (b) 1,600 shares of common stock owned of record by Christopher Downs, the minor son of Mr. Downs; and (c) currently vested warrants to purchase a total of 5,000 shares of common stock.  Mr. Downs served as President & Chief Executive Officer until May 23, 2006, at which time he resigned from those positions.  He subsequently resigned as a Director of the Company.  The address of Mr. Downs is 8825 Gypsy Drive NE, Albuquerque, NM 87122.

(12)                Includes the following securities: (a) 2,514,000 shares of common stock held by Mr. Cantrell on his own behalf; and (b) currently vested warrants to purchase a total of 168,449 shares of common stock.  The address of Mr. Cantrell is 5555 Del Monte Drive, Suite 2305, Houston, Texas 77056.

ITEM 1:                   ELECTION OF DIRECTORS

                Pursuant to our Articles of Incorporation, the holders of our common stock, may elect our eight directors. All nominees have advised us that they are able and willing to serve as directors. However, if any nominee is unable to or for good cause will not serve, the persons named in the accompanying proxy will vote for any other person nominated by our Board of Directors.

                No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE NOMINEES LISTED BELOW.

The following table sets forth the names, ages and initial year of election of the nominees for our Board of Directors.

Name	Age	Year Elected Director
Frederick A. Huttner	61	2003
Michael W. Hopkins	58	2006
Guy D. Knoller	60	2005
Jesse R. Marion	51	2006
Douglas Parker	53	2004
Richard Piske, III	57	2004
Robert G. Wonish	53	2006
Larry M. Wright	62	2006

                The principal occupations for the past five years (and, in some instances, for prior years) of each of our directors are as follows:

Frederick A. Huttner was the President and a Director of our Company at inception in September 2003.  In January 2004, he became Secretary-Treasurer and Chief Financial Officer and, on May 23, 2006, he was elected Chairman and Chief Executive Officer.  Since 1994, he has served as Chairman and President of Huttner and Company, a private consulting firm which presently offers business consulting services on a limited basis to entrepreneurial growth companies.  From 2000 to 2002, he was a principal of Innovation Growth Partners, LLC, a private consulting firm which had acquired Huttner and Company during this period. Also from 2000 until 2002, he was a director of Intercom Systems, Inc., a public company originally organized to develop measuring devices in the telecommunications industry. This company completed a reverse acquisition in 2002. He received a bachelor’s degree from New York University.  Mr. Huttner currently devotes substantially all his time to our business.

Michael W. Hopkins was named Vice President - Business Development of CYMRI, L.L.C., successor to The CYMRI Corporation, which was acquired by the Company on May 23, 2006, and was subsequently elected to the Board of Directors.  Mr. Hopkins’ primary responsibilities are with CYMRI’s wholly-owned subsidiary, Petroleum Engineers, Inc. (“PEI”), which performs petroleum engineering services for customers in North and South America.  He was previously employed by Crosstex Energy Services and several oilfield service companies with operations in Louisiana, Mississippi, and Texas.

                Guy David Knoller was elected to our Board of Directors on October 7, 2005.  He has been engaged in the practice of law since 1971 and has a total of 35 years of experience in legal practice, including three years of government service.  Since 1985, he has been engaged in the private practice of law as the Law Offices of Guy David Knoller, P.C. in Phoenix, Arizona.  He is a member of the State of Arizona bar.  Mr. Knoller has a B.A. from Bloomfield College and a J.D. from Arizona State University.

                Jesse R. Marion was elected to our Board of Directors on May 23, 2006.  He is the Chief Executive Officer of Millennium Seismic, Ltd., a privately-owned Canadian seismic data company.  Prior to founding Millennium in 1996, Mr. Marion served as President of Seitel Data, Inc., a wholly-owned subsidiary of Seitel, Inc., a public seismic data creation company.  Mr. Marion also serves on the boards of Vigilant Exploration, Inc., Marion Oil and Gas, Inc. and Marion Oil and Gas Ltd.

                Douglas Parker has been a Director since January 2004.  From July 2006 to the present, Mr. Parker has been Managing Director for Litmus Consulting, LLC which specializes in targeting and addressing the needs of entrepreneurial and high-growth companies seeking to access cross-border capital markets.  From December 2004 to July 2006, Mr. Parker was Senior Vice President and Chief Financial Officer of IIBEX Inc. and Production Enhancement Group Inc., an oilfield services company he took public on the Toronto Stock Exchange. From August 2003 to December 2004, he was the Chief Financial Officer and Senior Vice President of Operations of TRIBUTE DIRECT Inc., of Houston, Texas, a private company in the funeral products industry.  From January 2003 to July 2003, he was Chief Executive Officer and President of Pliant Technologies, Inc., of Houston, Texas, a private start-up software company.  From 1995 to 2002, he was Chief Financial Officer and Corporate Controller of FS Strategies/Talent Tree, a nationwide private commercial staffing company with a primary focus on clerical, light industrial, health services, and information technology. Mr. Parker has an MBA, Finance and Taxation and a BBA, Accounting from the University of Houston.

                Richard Piske, III has been a Director since January 2004.  Since October 2003, he has served as Vice President/General Manager of Kelly FedSecure, a division of Kelly Services, a public international staffing firm.  From September 2002 to August 2003, he was Senior Vice President and General Manager, Western Division, of Comsys, Inc. a nationwide public information technology staffing company.  From

May 2002 to September 2002, he was President and Chief Operating Officer of Talent Tree, Inc., a nationwide private commercial staffing company. He previously served as Chairman/CEO of The Fedsecure Group, a start-up professional staffing company; President/COO of Tradesource, Inc., a nationwide private staffing service; and President of Olsten Staffing Services and EVP of Olsten Corporation, a public international staffing company.

Robert G. Wonish was elected to our Board of Directors on May 23, 2006.  He serves as President of CYMRI, L.L.C., an independent oil and gas company and successor to The CYMRI Corporation, which was acquired by the Company on May 23, 2006.  Mr. Wonish joined CYMRI as Vice President in 2002.  He previously achieved positions of increasing responsibility with PANACO, Inc., a public oil and gas company, ultimately serving as that company’s President and Chief Operating Officer.  Mr. Wonish resigned from PANACO, Inc. in June 2002 and that company subsequently filed a bankruptcy petition in July 2002.  He began his engineering career at Amoco in 1975 and joined PANACO’s engineering staff in 1992.

Larry M. Wright was elected to our Board of Directors on May 23, 2006.  He is the Chief Executive Officer of CYMRI, L.L.C., an independent oil and gas company and successor to The CYMRI Corporation, which was acquired by the Company on May 23, 2006.  Mr. Wright founded CYMRI and served as its Chief Executive Officer since its inception in 2002.  He previously co-founded and served as Chief Executive Officer of PANACO, Inc., a public oil and gas company.  Mr. Wright resigned from PANACO, Inc. in September 2000 and that company subsequently filed a bankruptcy petition in July 2002.  He began his career in the oil and gas industry with UNOCAL in 1966.

INDEBTEDNESS OF EXECUTIVE OFFICERS AND DIRECTORS

                No executive officer, director or any member of these individuals’ immediate families or any corporation or organization with whom any of these individuals is an affiliate is or has been indebted to us since the beginning of our last fiscal year.

FAMILY RELATIONSHIPS

                There are no family relationships among our executive officers and directors.

LEGAL PROCEEDINGS

                As of the date of this Proxy Statement, there are no material proceedings to which any of our directors, executive officers, affiliates or stockholders is a party adverse to us.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

                Our Board of Directors is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require Board approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

During 2005, the Board of Directors met four times. Each nominee for director, who served as a director in 2005, attended more than 75% of the Board of Directors meetings and the meetings of Board committees on which he served. While we do not have a formal policy requiring members of the Board to attend the Annual Meeting of Stockholders, we strongly encourage all directors to attend.

One-half of the present members of our Board of Directors are considered to be “independent” (as that term is defined by The Nasdaq Stock Market) and have no role in the day-to-day management of the Company.  Such independent, non-management members of our Board of Directors are Messrs. Knoller, Marion, Parker and Piske.

                During 2005, we had no established Committees of the Board of Directors and our entire Board performed the functions of both an Audit Committee and a Compensation Committee.  In conjunction with the Company’s acquisition of The CYMRI Corporation on May 23, 2006, and the expansion of the Board of Directors from five to eight members, we formally established both an Audit Committee and a Compensation Committee.  The Audit Committee is generally responsible for overseeing the quality of the Company’s accounting policies and financial reporting practices as well as the engagement of the independent auditors.  The members appointed to this Committee in July 2006 are Messrs. Marion, Parker and Piske, with Mr. Parker qualifying as an “audit committee financial expert” under applicable rules promulgated by the Securities Exchange Act.  The Audit Committee adopted a Charter (see Annex B) upon its formation in July 2006 and subsequently held two meetings in August 2006.  The Compensation Committee is generally responsible for overseeing the policies and programs relating to the compensation of the Company’s officers and directors (the members appointed to this Committee in July 2006 are Messrs. Knoller, Marion and Piske).

The Board of Directors and our management strive to perform and fulfill their respective duties and obligations in a responsible and ethical manner. The Company has not formally adopted a code of ethics, however, the Company is considering the adoption of a code of ethics in conjunction with a possible application for a listing on a national securities exchange and anticipates forming a Nominating Committee of the Board of Directors in the near future.

EXECUTIVE COMPENSATION AND RELATED MATTERS

                With the exception of Fredrick A. Huttner, none of our Named Directors and Officers were compensated for the work they performed on our behalf in the year ended December 31, 2005.  During that year, Mr. Huttner received an salary as Chief Financial Officer in the amount of $67,000.  In conjunction with the Company’s acquisition of The CYMRI Corporation on May 23, 2006, and the subsequent relocation of the Company’s headquarters to Houston, Mr. Huttner was elected Chairman and Chief Executive Officer.  Effective with those actions, his salary was increased to an annual level of $150,000, and he was granted automobile and housing allowances totaling $2,200 per month to cover the cost of his additional commuting expenses in Houston.

For the year ended December 31, 2005, the Company recorded the estimated value of the foregone salary for Clarence J. Downs, its former President & Chief Executive Officer, in the amount of $50,000.   Mr. Downs served as President & Chief Executive Officer until May 23, 2006, at which time he resigned from those positions.  He subsequently resigned as a Director of the Company.

We provide regular employee benefits for our Officers who are full-time employees and reimburse them for any out-of-pocket expenses incurred by them in connection with our business.  We have no plans or agreements which provide health care, insurance or compensation on the event of termination of employment or change in our control.

                We do not pay our non-management Directors fees for the Board meetings they attend but reimburse them for any out-of-pocket expenses incurred by them in connection with our business. The following table discloses, for the years indicated, the compensation for our President and Chief Executive Officer (such amounts represent the estimated value of the foregone salary for each of the three years ended December 31, 2005).

SUMMARY COMPENSATION TABLE

Name and		Annual Compensation			Long-Term Comp
Position(s)	Year	Salary	Annual	Other	Awards	Payouts

Clarence J. Downs	2005	$50,000	-0-	-0-	-0-	-0-
President and Chief	2004	$50,000	-0-	-0-	-0-	-0-
Executive Officer	2003	$50,000	-0-	-0-	-0-	-0-

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

With the exception of Fredrick A. Huttner, none of our Named Directors and Officers were compensated for the work they performed on our behalf in the year ended December 31, 2005.  During that year, Mr. Huttner received an salary as Chief Financial Officer in the amount of $67,000.  For the year ended December 31, 2005, the Company recorded the estimated value of the foregone salary for Clarence J. Downs, its former President & Chief Executive Officer, in the amount of $50,000.  Mr. Downs served as President & Chief Executive Officer until May 23, 2006, at which time he resigned from those positions.  He subsequently resigned as a Director of the Company.

Messrs. Downs and Huttner have provided unsecured advances to the Company which, as of June 30, 2006, amounted to $407,942 and $51,438, respectively (including accrued interest at the rate 7% per annum).  All principal and accrued interest are due on December 31, 2009.

In July 2005, we entered an agreement with a number of investors for a total of $1,164,790 of 9% Secured promissory notes, due along with any unpaid interest 18 months after issuance, which took place as agreements were signed with each investor over a four month period through December 31, 2005.  Messrs. Downs, Huttner and the investment banking firm of Sanders Morris Harris Group, Inc. (“SMHG”) are part of the investor group.  Under the terms of the Notes, we granted the Lenders a security interest in our accounts receivable and any other assets we have as set forth in a Security Agreement.  Commencing August 1, 2005, we have made interest only payments monthly on the Notes.  We also agreed to pay the Lenders an origination fee of five percent (5%) of the Principal Amount of the Notes, assessable at the execution of the Notes. Proceeds from the Notes were used to partially repay the advances to Mr. Downs discussed above and to provide working capital.  We also granted warrants to purchase common stock equal to 0.1 warrant for each dollar on the loan given, or a total of 116,479 warrants. The warrants vest immediately, are exercisable at price of $.30 per share and expire in 2009.

We have from time to time engaged SMHG to perform investment banking services for the Company.  In that regard, we granted warrants to purchase a total of 200,000 shares of the Company’s common stock to SMHG on August 1, 2005.  The warrants vest immediately, are exercisable at price of $.30 per share and expire in 2010.  Mr. Huttner, our Chief Executive Officer, participates with an officer of SMHG in an investment partnership which owns 475,000 shares of the Company’s common stock, as disclosed in the section entitled, “Security Ownership of Certain Beneficial Owners and Management.”  Mr. Huttner also participates in several other SMHG sponsored investment partnerships which make investments in other companies.

It is our policy that all ongoing and future affiliated transactions will be made or entered into on terms no less favorable to us than those that can be obtained from unaffiliated third parties and that all ongoing and future affiliated transactions and any forgiveness of loans, must be approved by a majority of the independent, disinterested members of our Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the Exchange Act, our directors, our executive officers, and any persons holding more than 10% of our common stock are required to report their ownership of the common stock and any changes in that ownership to the Commission. Specific due dates for these reports have been established and we are required to report in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 2005.  The Company is not aware of any director, executive officer or greater than 10% stockholder who has not filed timely reports required by Section 16(a) of the Exchange Act, except for Mr. Knoller who failed to timely report the purchase of 24,665 shares of common stock in May 2005 (however, such shares were reported in the Proxy Statement for the 2005 Annual Meeting).

ITEM 2:                   APPROVAL OF AMENDMENT TO THE 2005 INCENTIVE COMPENSATION PLAN

At the Annual Meeting, the stockholders will be asked to approve the First Amendment (“Amendment”) to the Company’s 2005 Incentive Compensation Plan (the “2005 Plan”) to increase the total number of shares authorized to be issued under the 2005 Plan from 900,000 shares to 2,400,000 shares.  The Company’s Board of Directors has approved the Amendment, subject to stockholder approval of the Amendment at the Annual Meeting.  Stockholder approval of the Amendment to the 2005 Plan requires the affirmative vote of at least a majority of the votes cast at the Annual Meeting where total votes cast represent over 50% of all shares entitled to vote.  Total votes cast include those cast for or against or abstaining with respect to this proposal.  Broker non-votes are not counted as votes cast. If the Amendment is not approved by the stockholders at the Annual Meeting, the Amendment will not become effective.

Below is a summary of the terms of the Amendment that is qualified in its entirety by reference to the full text of the Amendment which is attached to this document as Annex A.

PURPOSE OF THE AMENDMENT

The 2005 Plan, as initially adopted by the Company and approved by the Stockholders, provides for grants of stock options, stock appreciation rights or SAR’s, restricted stock, deferred stock, other stock related awards and performance awards that may be settled in cash, stock or other property.  As of September 15, 2006, options to purchase a total of 265,000 shares of the Company’s common stock had been granted to various employees under the 2005 Plan.  Additionally, options to purchase a total of 650,000 shares of the Company’s common stock had been granted to the Company’s directors outside the 2005 Plan.

With the increase in the number of shares of common stock that were issued in conjunction with the Company’s acquisition of The CYMRI Corporation on May 23, 2006, the Board of Directors has approved an increase in the total number of shares authorized to be issued under the 2005 Plan from 900,000 shares to 2,400,000 shares, subject to stockholder approval at the Annual Meeting.  Further, the Board of Directors has approved the granting of an additional 854,100 options to a total of 52 employees of the Company pursuant to the 2005 Plan, subject to stockholder approval of the increase in the total number of shares authorized to be issued under the 2005 Plan.

The amendment to increase the total number of shares authorized to be issued under the 2005 Plan, if approved by stockholders at the Annual Meeting, will have no effect on the administration, eligibility, taxation or other terms of the 2005 Plan, as it presently exists.

NEW PLAN BENEFITS

As noted, the Board of Directors has approved the granting of 854,100 options to a total of 52 employees of the Company pursuant to the 2005 Plan, subject to stockholder approval of the increase in the total number of shares authorized to be issued under the 2005 Plan.  Of the 52 employees, the only Executive Officer who received a grant was Kenneth L. Thomas, Chief Financial Officer and Secretary, who was awarded 60,000 options at an exercise price equal to the closing price of the Company’s common stock on the date of the grant.  Accordingly, the Company has not presented the complete “New Plan Benefits Table” in this Proxy Statement as the remaining items enumerated in that table are not applicable.

The Board recommends a vote “FOR” this proposal.

REPORT OF THE BOARD OF DIRECTORS FUNCTIONING AS THE AUDIT COMMITTEE

                The following Report of the Board of Directors functioning as the Audit Committee, covering our fiscal year ended December 31, 2005, shall not be deemed to be “soliciting material” or to be “filed” with the Commission or subject to Regulations 14A or 14C of the Commission, or the liabilities of Section 18 of the Exchange Act. Such report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

                In 2005, we did not have an audit committee and as a result our entire Board of Directors performed the duties of an audit committee. Our Board of Directors evaluated and approved the scope and cost of auditor activities before audit and non-audit services were rendered.

                The Board of Directors oversees our financial reporting process. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. Our independent registered public accounting firm is responsible for performing an audit of our financial statements and expressing an opinion on such financial statements and their conformity with generally accepted accounting principles.

                Management has reviewed the audited financial statements in the Annual Report with the Board of Directors including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.

                In its meetings with representatives of the independent registered public accounting firm, the Board of Directors asks them to address, and discusses their responses to several questions that the Board of Directors believes are particularly relevant to its oversight. These questions include:

i.                  Are there any significant accounting judgments or estimates made by management in preparing the financial statements that would have been made differently had the independent registered public accounting firm prepared and been responsible for the financial statements?

ii.               Based on the experience of the independent registered public accounting firm, and their knowledge of our company, do our financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles, and SEC disclosure requirements?

iii.            Based on the experience of the independent registered public accounting firm, and their knowledge of our company, have we implemented effective internal controls over financial reporting and internal audit procedures that are appropriate for us?

                The Board of Directors believes that, by thus focusing its discussions with the independent registered public accounting firm, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

                The Board of Directors also discussed with the independent registered public accounting firm other matters required to be discussed by them under Statement on Auditing Standards No. 61, as amended by other pronouncements.  The Board of Directors received and discussed with the independent registered public accounting firm their annual written report on their independence from us and our management, which is required by Independence Standards Board Standard No. 1.

                In performing all of these functions, the Board of Directors acts in an oversight capacity. The Board of Directors reviews our quarterly and annual reporting on Form 10-QSB and Form 10-KSB prior to filing with the SEC.  In its oversight role, the Board of Directors relies on the work and assurances of our management, which has the primary responsibility for our financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on such financial statements and their conformity generally accepted accounting principles.

                The Board of Directors has also considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining their independence.  Based on the reports and discussions described above, the audited financial statements were included in our Annual Report on Form 10-KSB for the year ended December 31, 2005, for filing with the SEC.

ITEM 3:                   RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                The Board of Directors has appointed Helin, Donovan, Trubee & Wilkinson, LLP to serve as independent registered public accounting firm for the year ending December 31, 2006.  This appointment was made in conjunction with the Company’s acquisition of The CYMRI Corporation on May 23, 2006, and the planned relocation of the Company’s headquarters to Houston.  Helin, Donovan, Trubee & Wilkinson, LLP is a is a Texas-based firm, with offices in Austin and Houston, which is replacing Gordon, Hughes & Banks LLP, the Company’s former auditors.  A representative of Helin, Donovan, Trubee & Wilkinson, LLP is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

The Board recommends a vote “FOR” the appointment of Helin, Donovan,
Trubee & Wilkinson, LLP as independent registered public accounting firm.

AUDIT AND NON-AUDIT FEES

Gordon, Hughes & Banks, LLP, which is based in Denver, had served as the Company’s independent auditors since its inception in 2003.  The following table presents fees for professional audit services rendered by Gordon, Hughes & Banks, LLP for the audit of the Company’s annual financial statements for 2005 and 2004, and fees billed for other services rendered by Gordon, Hughes & Banks, LLP.

	2005	2004
Audit Fees	$31,300	$21,100
Tax Fees	4,270	—
Other Fees	—	13,500
Total Fees	$35,570	$34,600

                All services performed by Gordon, Hughes & Banks LLP were pre-approved by the Board of Directors.  On an annual basis, our newly formed Audit Committee will review and provide approval for services that may be provided by the independent registered public accounting firm.

FORM 10-KSB

UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO US, ATTENTION: SECRETARY, TRADESTAR SERVICES, INC., THREE RIVERWAY, SUITE 1500, HOUSTON, TEXAS 77056, WE WILL PROVIDE WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

COMMUNICATIONS WITH STOCKHOLDERS

                Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chief Executive Officer, or our non-management directors. Such communications may be confidential or anonymous, and may be submitted in writing addressed care of Kenneth L. Thomas, Chief Financial Officer, Tradestar Services, Inc., Three Riverway, Suite 1500, Houston, Texas 77056.  All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

                Proposals that a stockholder desires to have included in our proxy materials for our 2007 Annual Meeting of Stockholders must comply with the applicable rules and regulations of the Commission, including that any such proposal must be received by our Secretary at our principal office no later than January 15, 2007.  It is suggested that such proposals be sent by Certified Mail, Return Receipt Requested. Our By-laws require a stockholder to give advance notice of any business, including the nomination of candidates for the Board of Directors, which the stockholder wishes to bring before a meeting of our stockholders. In general, for business to be brought before an annual meeting by a stockholder, written notice of the stockholder proposal or nomination must be received by our Secretary not more than 180 days prior to the anniversary of the preceding year’s annual meeting. With respect to stockholder proposals, the stockholder’s notice to our Secretary must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as other information set forth in our By-laws or required by law. With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder’s notice to our Secretary must contain certain information set forth in our By-laws about both the nominee and the stockholder making the nominations.  If a stockholder desires to have a proposal included in our proxy materials for our 2007 Annual Meeting of Stockholders and desires to have such proposal brought before the same annual meeting, the stockholder must comply with both sets of procedures described in this paragraph. Any required written notices should be sent to Kenneth L. Thomas, Secretary, Tradestar Services, Inc., Three Riverway, Suite 1500, Houston, Texas 77056.

OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

                We know of no other matters to be presented at the 2006 Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote the same in accordance with their best judgment and their discretion, and authority to do so is included in the proxy.

SOLICITATION OF PROXIES

                The expense of this solicitation of proxies will be borne by us. Solicitations will be made only by use of the mail except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegraph or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons and we will reimburse them for their reasonable expenses incurred in this effort.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Frederick A. Huttner
Frederick A. Huttner
Chairman & Chief Executive Officer

Houston, Texas

September 29, 2006

Annex A

First Amendment to the
Tradestar Services, Inc.
2005 Incentive Compensation Plan

WHEREAS, Tradestar Services, Inc. (the “Company”) has previously adopted the Tradestar Services, Inc. 2005 Incentive Compensation Plan (the “Plan”); and

WHEREAS, Section 4 (a) of the Plan provides that the total number of shares reserved and available for delivery under the Plan shall be 900,000;

NOW, THEREFORE, the Plan is hereby amended effective as of October 23, 2006, subject to stockholder approval, as follows:

1.                                       The second sentence of Section 4 (a) is amended to read as follows:

“Subject to adjustment as provided in Section 10 (c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 2,400,000.”

2.                                       Unless this First Amendment is approved by the stockholders of the Company at the 2006 Annual Meeting of the Stockholders of the Company, this First Amendment shall be null and void for all purposes.

Adopted by the Board of Directors on September 26, 2006.

Annex B

CHARTER OF THE AUDIT COMMITTEE
OF TRADESTAR SERVICES, INC.

Purpose

The Board of Directors (the “Board”) of Tradestar Services, Inc. (the “Company”) is responsible for the preparation, integrity and objectivity of the financial statements of the Company and for establishing and maintaining a system of internal accounting and disclosure controls.  It is the responsibility of the independent auditors to express an opinion as to the conformance of the Company’s financial statements with generally accepted accounting principles based upon their audit.  The Audit Committee is a standing committee of the Board. Its primary purpose is to assist the Board in its oversight of (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the independent auditor’s qualifications and (4) the performance of the Company’s internal audit function and independent auditors.

Membership

The Audit Committee shall be composed of not fewer than three members, all of whom meet the independence and experience requirements of the NASDAQ National Market (the “NASDAQ”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”). In addition, at least one member of the Audit Committee shall meet the requirements of and be considered an “audit committee financial expert” as defined by the SEC. Members shall be elected annually by the Board for terms of one year, or until their successors shall be duly elected and qualified. Audit Committee members may be replaced by the Board.

Authority and Responsibilities

The Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate to carry out its duties, to retain independent legal, accounting or other advisors. The Company shall provide the Audit Committee with appropriate funding, as determined by the Audit Committee in its capacity as a committee of the Board, for payment of (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (2) compensation to any independent counsel or other advisors engaged by the Audit Committee, and (3) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The following is a description of the regular recurring activities of the Audit Committee in assisting the Board with its oversight responsibilities. The Audit Committee may modify these activities (consistent with the requirements of the SEC and the NASDAQ) as particular circumstances warrant. Specifically, the Audit Committee shall from time to time as required and otherwise when the Audit Committee deems appropriate:

Communication and Reporting

•                  Provide a direct and independent line of communication between the Company’s internal auditors, its independent auditors, and the Board.

•                  Report regularly to the Board regarding any issues that arise with respect to the Company’s financial statements or other financial information, compliance with applicable laws, rules, regulations, and the Company’s Code of Business Conduct (when such Code of Business Conduct is adopted by the Company); the independence and qualifications of the Company’s independent auditors; and the performance of the Company’s independent auditors.

Independent Auditors

•                  Have the sole authority to appoint or replace the Company’s independent auditors.

•                  Be directly responsible for the compensation and oversight of the Company’s independent auditors and each other registered public accounting firm engaged (including resolution of disagreements between management and such independent auditors or registered public accounting firms regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company, in each case in a manner that is consistent with the standards of independence and other qualifications established by applicable laws, rules and regulations of the SEC and the NASDAQ. The Company’s independent auditors and each such other registered public accounting firm shall report directly to the Audit Committee.

•                  Pre-approve all audit, review or attestation engagements, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed by the Company’s independent auditors, subject to de minimis or other exceptions for non-audit services permitted under applicable laws, rules and regulations of the SEC (including Section 10A(i)(1)(B) of the Exchange Act) and the NASDAQ, which non-audit services are approved by the Audit Committee prior to the completion of the audit.

•                  At least annually, obtain and review a report by the independent auditors describing:

o                 The firm’s internal quality-control procedures;

o                 Any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

o                 All relationships between the independent auditor and the Company in order to assess the auditor’s independence.

•                  Review and confirm the independence of the auditors by (1) obtaining written statements (as set forth in Independence Standards Board, Standard No. 1) from the Company’s independent auditors concerning any relationships between the auditors and the Company or any other relationships, including the provision of non-audit services, that may adversely affect the independence of the auditors; (2) actively engaging the independent auditors in a dialogue with respect to any disclosed relationships for services that may impact the objectivity and independence of the independent auditors; and (3) assessing the independence of the Company’s independent auditors.

•                  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

•                  Recommend to the Board clear policies regarding the hiring by the Company of employees or former employees of the Company’s independent auditors.

Internal Auditing Function and Earnings Releases

•                  Review any arrangements for the outsourcing of the Company’s internal auditing function.

•                  Review the significant reports to the Board and the Company’s executives/management prepared by the internal auditing function and the responses thereto (if any).

•                  Discuss with the Board and the Company’s executives/management, as applicable, earnings press releases (including any use of “pro forma,” or “adjusted” non-GAAP, information) prior to their release, as well as financial information and earnings guidance provided to analysts and rating agencies.

Financial Statements

•                  Review with the Company’s executives/management and the Company’s independent auditors:

o                 The Company’s annual audited and quarterly financial statements and related footnotes and the independent auditors’ report thereon or review thereof, as applicable, including the effect of off-balance sheet structures on the Company’s financial statements and the specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual and quarterly reports to be filed with the SEC prior to the filing of same.

o                 Recommend to the Board whether the Company’s annual audited financial statements and accompanying notes should be included in the Company’s Annual Report on Form 10-K.

o                 Any significant difficulties or disputes with the Company’s executive officers encountered by the independent auditors during the course of the audit or interim reviews and any instances of second opinions sought by the Company’s executive officers.

o                 Any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles.

o                 Any significant findings and recommendations made by the independent auditors with respect to the Company’s financial policies, procedures and internal accounting controls, together with any responses thereto and any special steps adopted in light of material control deficiencies;

o                 The form of opinion the independent auditors propose to render to the Board and the Audit Committee and stockholders.

o                 The critical accounting policies and estimates used in preparing the financial statements of the Company.

o                 The effect of regulatory and accounting initiatives.

o                 Other material written communications between the Company’s independent auditors and officers, such as any letter or schedule of unadjusted differences.

o                 All alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s officers or representatives, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Company’s independent auditors.

o                 Any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

o                 Any disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the annual and quarterly reports of the Company on Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein, and any fraud, whether or not material, that involves officers or other employees who have a significant role in the Company’s internal accounting and disclosure controls.

o                 The internal audit function responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

o                 Other matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 and SAS No. 100, as such may be amended in the future, relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

o                 Other matters related to the Company’s interim financial results to be included in the quarterly reports to be filed with the SEC and the matters to be communicated under SAS No. 100, as such may be amended in the future.

Internal Controls and Interface with Independent Auditors

•                  Consider and review with the Company’s executive officers and the independent auditors, the effectiveness of the Company’s system of internal controls over financial reporting, disclosure controls and procedures, the adequacy of disclosures about the foregoing, and the safeguarding of assets, including any significant deficiencies which could adversely affect the Company’s ability to record, process, summarize and report financial data.

•                  Review in private discussion with the independent auditors whether there have been (and, if so, the nature of) any audit problems or difficulties and any related responses by management. This review shall include:

o                 Confirmation that management is not placing any restrictions on the scope of the independent auditors’ work or their access to information;

o                 Inquiry as to any accounting adjustments noted or proposed by the independent auditors but “passed” (as immaterial or otherwise) and any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues raised in connection with the Company’s audit; and

o                 Discussion of any “management” or “internal control” letters issued or proposed to be issued by the independent auditors to the Company, as well as any other material written communications between the independent auditors and the Company’s officers, employees and representatives that the independent auditors or a third party bring to the Audit Committee’s attention.

•                  Discuss with the national office of the Company’s independent auditors issues on which the Audit Committee was consulted by the Company’s audit team and matters of audit quality and consistency.

•                  Establish procedures for receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters or discrimination or harassment alleged to result from employees’ complaints regarding such matters.

Miscellaneous

•                  Inquire of the Company’s management/executive officers, the Company’s independent auditors and the Company’s General Counsel about the Company’s risk assessment and risk management policies, including the Company’s major financial risk exposures and the steps management has taken to monitor and mitigate such risks.

•                  Review and investigate any matters pertaining to the integrity of the Company’s management, conflicts of interest, or adherence to standards of business conduct as required by the Company’s policies.

•                  Obtain advice and assistance from the Company’s General Counsel and outside legal, accounting and other advisors regarding compliance with laws, regulations and internal procedures, and contingent liabilities that may be material to the Company.

•                  Review, prior to submission, all certification letters and other documents required to be submitted by the Company to the NASDAQ concerning the composition of the Audit Committee, the Charter of the Audit Committee, or related matters.

•                  Review the Audit Committee Charter annually to ensure that it meets all applicable legal and NASDAQ requirements, and recommend any necessary or desirable revisions to the Board.

•                  Conduct a self-evaluation of the Audit Committee’s performance at least annually.

•                  Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.

•                  Oversee compliance with the Company’s policies, the Code of Business Conduct (when adopted) including:

o                 Confirmation that the Company’s policies and the Code of Business Conduct are formalized in writing and that procedures are in place to communicate such policies and codes to appropriate management, supervisory and other key employees.

o                 Periodic review of the Company’s policies and the Code of Business Conduct, with particular focus on related party transactions and conflicts of interest involving, directly or indirectly, any director or executive officer, and consider whether any changes are needed.

•                  Review of the program for monitoring compliance with the Company’s policies, the Code of Business Conduct, and obtaining periodic updates regarding compliance.

•                  Evaluation, approval, and monitoring on an ongoing basis of any related party transactions covered by the Company’s policies and the Code of Business Conduct.

•                  Determination of whether to grant any waivers of or approve any other deviations from the Company’s policies, the Code of Business Conduct, and documenting and monitoring any such approval or waiver.

•                  Evaluate annually whether the Company should change its independent auditors or the partner in charge of performing or reviewing the Company’s audit or other audit team personnel. Such evaluation shall be based on all relevant circumstances known to the Audit Committee, including qualifications of and quality of services performed by the independent auditing firm and the primary audit partner, opinions of the Company’s officers regarding the independent auditors, length of tenure, factors having the potential to impact objectivity, the SEC requirement to rotate at least every five years the primary audit partner in charge of performing (or overseeing the performance of) the Company’s audit and the primary audit partner in charge of reviewing the Company’s audit, the possible desirability of regular rotation of the independent auditing firm, any reported issues regarding the independent auditing firm’s internal controls or audits of other companies, and the independent auditing firm’s efficiencies and relevant expertise regarding the Company. The Audit Committee shall present to the Board a summary of the Audit Committee’s evaluation and conclusions.

Meetings

The Audit Committee shall convene on at least a quarterly basis with and without other officers or representatives of the Company being present. Such quarterly meetings, in any event, shall be held following the end of each fiscal quarter of the Company prior to the release of quarterly or annual earnings to review the financial results of the Company for the preceding fiscal quarter, or preceding fiscal year, as applicable. The Audit Committee shall meet periodically with the Company’s executive officers, the Company’s internal auditors (or other personnel responsible for the internal audit function) and the Company’s independent auditors in separate executive sessions. Quarterly and other meetings of the Audit Committee may be called by the Chairman of the Audit Committee, the Chairman of the Board, the Chief Executive Officer, or the Chief Financial Officer of the Company. The Audit Committee may request any officer, employee or advisor of the Company to participate in an Audit Committee meeting or to meet with any members of, or advisors to, the Audit Committee.

Chairperson; Quorum

If a Chairman of the Audit Committee is not designated or present, the members of the Audit Committee present at the meeting may designate a Chairman by majority vote. A majority of the members present at a meeting shall constitute a quorum to properly convene a meeting. The Audit Committee Chairman, in consultation with the Company’s Chief Financial Officer, other Audit Committee members and the Company’s independent auditors, shall prepare and circulate among the members an agenda in advance of each quarterly meeting.

Reporting

Formal meeting minutes shall be maintained and distributed to Committee members, and filed with the Company’s Secretary. In addition, the Chairman of the Audit Committee shall provide regular reports to the Board.

ANNUAL MEETING OF STOCKHOLDERS OF

TRADESTAR SERVICES, INC.

OCTOBER 23, 2006

— FOLD AND DETACH HERE AND READ THE REVERSE SIDE —

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TRADESTAR SERVICES, INC.

The undersigned appoints Frederick A. Huttner and Kenneth L. Thomas, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse side hereof, all shares of Common Stock of Tradestar Services, Inc., held of record by the undersigned at the close of business on September 15, 2006, at the Annual Meeting of Stockholders to be held at 2:00 p.m. on October 23, 2006, at Three Riverway, Suite 1500, Houston, Texas 77056, and at any postponement or adjournment thereof.  Any and all proxies heretofore given are hereby revoked.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

— FOLD AND DETACH HERE AND READ THE REVERSE SIDE —

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE DIRECTORS NAMED HEREIN AND “FOR” THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.               ELECTION OF DIRECTORS:

FOR	WITHHOLD AUTHORITY
[-]	[-]
(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE’S NAME IN THE LIST BELOW)

Nominees are:

Frederick A. Huttner; Michael W. Hopkins; Guy David Knoller; Jesse R. Marion;
Douglas Parker; Richard Piske, III; Robert G. Wonish; and Larry M. Wright

2.               PROPOSAL TO APPROVE AN AMENDMENT TO THE TRADESTAR SERVICES, INC. 2005 INCENTIVE COMPENSATION PLAN.

FOR	AGAINST	ABSTAIN
[-]	[-]	[-]

3.               PROPOSAL TO RATIFY APPOINTMENT OF HELIN, DONOVAN, TRUBEE & WILKINSON, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

FOR	AGAINST	ABSTAIN
[-]	[-]	[-]

4.               In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

Signature:	Signature:

Date:	Date:

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized persons.